AIRCRE contracts

Fourth AMENDMENT TO LEASE

THIS AMENDMENT TO LEASE is made and entered into as of February 17, 2023 , by and between Crest Development Group LLC ("Lessor") and Simulations Plus, Inc. ("Lessee").

WHEREAS, on or about 9/12/2005 a Lease was entered into by and between Lessor and Lessee relating to certain real property commonly known as (street address, city, state, zip): 42505 10th St West Ste. A Lancaster, CA 93534 (the "Premises"), and

WHEREAS, Lessor and Lessee ☑ have ☐ have not previously amended said Lease, and

WHEREAS, the Lessor and Lessee now desire to amend said Lease,

NOW, THEREFORE, ~~for payment of TEN DOLLARS and other good and valuable consideration to Lessor, the receipt and sufficiency of which is hereby acknowledged,~~ the parties mutually agree to make the following additions and modifications to the Lease:

☑ TERM: The Expiration Date is hereby ☐ advanced ☑ extended to April 30, 2028 .

☐ AGREED USE: The Agreed Use is hereby modified to: __________.

☑ BASE RENT ADJUSTMENT: Monthly Base Rent shall be as follows: Monthly Rent beginning May 1, 2023 to be reduced to $7500.00 gross. Annual increase on each anniversary date to be 3% of the then monthly rent. With 180 day notification to Lessor, Lessee may opt out of all or part of the last 3 years of the lease with no penalty .

☑ OTHER: Leased space is modified to the east portion of the building as depicted in the attached floorplan EXHIBIT A .

This Amendment shall not be construed against the party preparing it, but shall be construed as if all parties jointly prepared this Amendment and any uncertainty and ambiguity shall not be interpreted against any one party. Signatures to this Amendment accomplished by means of electronic signature or similar technology shall be legal and binding.

All other terms and conditions of this Lease shall remain unchanged and shall continue in full force and effect except as specifically amended herein.

EXECUTED as of the day and year first above written.

By Lessor:
Crest Development Group LLC

By: [signature]
Name Printed: Gary S. Shafer
Title: Managing Member
Phone: __________
Fax: __________
Email: __________

By: __________
Name Printed: __________
Title: __________
Phone: __________
Fax: __________
Email: __________

Address: __________
Federal ID No.: __________

By Lessee:
Simulations Plus, Inc.

By: Shawn OConnor
Name Printed: Shawn O'Conner
Title: CEO
Phone: __________
Fax: __________
Email: __________

By: __________
Name Printed: __________
Title: __________
Phone: __________
Fax: __________
Email: __________

Address: __________
Federal ID No.: __________

INITIALS

INITIALS